Exhibit 10.15

EXECUTION VERSION

AMENDMENT NO. 4 TO SENIOR

SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 4 (this “Amendment) with respect to the Senior Secured Revolving Credit Agreement, dated as of March 11, 2011 (as amended by Amendment No. 1, dated as of May 10, 2012, Amendment No. 2, dated as of February 13, 2013, Amendment No. 3, dated as of March 15, 2013, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), is made as of October 9, 2013, among THL CREDIT, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and THL CREDIT HOLDINGS, INC., a Delaware corporation (“THLH”), THL CORPORATE FINANCE LLC, a Delaware limited liability company (“THLFL”), THL CORPORATE FINANCE, INC., a Delaware corporation (“THLFI”), THL CREDIT YP HOLDINGS LLC, a Delaware limited liability company (“THLYPL”), THL CREDIT YP HOLDINGS INC., a Delaware corporation (“THLYPI”) and THL CREDIT AIM MEDIA HOLDINGS INC., a Delaware corporation (“THLAIM”, and together with THLH, THLFL, THLFI, THLYPL and THLYPI, the “Subsidiary Guarantors”, and together with the Borrower, the “Obligors”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENT TO CREDIT AGREEMENT

Effective as of the Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 is hereby amended by adding the follow definition in the appropriate alphabetical order:

“CDOR Screen Rate” means, with respect to any Interest Period, the average rate for bankers acceptances as administered by the Investment Industry Regulatory Organization of Canada (or any other Person that takes over the administration of that rate) with a tenor equal in length to such Interest Period, as displayed on

CDOR page of the Reuters screen or, in the event such rate does not appear on such Reuters page, on any successor or substitute page on such screen or service that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected from time to time by the Administrative Agent in its reasonable discretion.

(b) The definition of “Dollar Loan” in Section 1.01 is hereby amended by adding the following at the end of such definition:

made pursuant to the Dollar Commitment.

(c) The definition of “LIBO Rate” in Section 1.01 is hereby amended by adding in the second line the following after the word “Currency,” and before the words “the British Bankers’ Association Interest Settlement Rate”:

(a) in the case of Loans denominated in Canadian Dollars, the CDOR Screen Rate and, (b) for Loans denominated in any other Currency,

(d) The definition of “Multicurrency Loan” in Section 1.01 is hereby deleted in its entirety and replaced with the following:

“Multicurrency Loan” means a Loan denominated in Dollars or an Agreed Foreign Currency made pursuant to the Multicurrency Commitment.

(e) Section 2.06(f)(iv) is hereby amended by adding the following at the end of such section:

Immediately prior to the effectiveness of the new Commitments on the Commitment Increase Date, the Administrative Agent shall amend Schedule 1.01(b) to reflect the aggregate amount of each Lender’s Dollar Commitments and Multicurrency Commitments (including Increasing Lenders and Assuming Lenders). Each reference to Schedule 1.01(b) in this Agreement shall be to Schedule 1.01(b) as amended pursuant to this Section.

(f) Section 5.08(c)(iv) is hereby amended by (i) deleting the phrase “that is not a Noteless Assigned Loan” from the second line, and (ii) inserting the phrase “(or, in the case of a Noteless Assigned Loan (as defined in Section 5.13), cause the interest owned by such Financing Subsidiary to be evidenced by separate assignment documentation contemplated by paragraph 1(b) of Schedule 1.01(d) in the name of such Financing Subsidiary)” after the phrase “beneficially owned by the Financing Subsidiary”.

(g) Section 5.08(c)(v) is hereby amended by deleting clause (3) therein in its entirety and replacing it with the following:

(3) within four (4) Business Days after receipt of such funds, such Obligor acting in its capacity as agent or administrative agent shall distribute any such funds belonging to any Obligor to the Custodian Account (provided that if any distribution referred to in this clause (c) is not permitted by applicable bankruptcy law to be made within such four-Business Day period as a result of the bankruptcy of the underlying borrower, such Obligor shall use commercially reasonable efforts to obtain permission to make such distribution and shall make such distribution as soon as legally permitted to do so);

(h) Section 5.08(c)(vi) is hereby amended by adding the following before the word “and” at the end of such section:

provided, further, that solely in the case of Portfolio Investments in which the Collateral Agent has a first-priority perfected security interest pursuant to a valid Uniform Commercial Code filing: (a) the Borrower shall have up to 10 Business Days following the acquisition of a Portfolio Investment to deliver an original promissory note with respect to such Portfolio Investment to the Collateral Agent or Custodian; and (b) the Borrower shall have up to 20 Business Days to return, transfer, assign or exchange any promissory note with respect to a Portfolio Investment in order to have new or additional notes issued in connection with the syndication, sale, transfer, assignment or exchange of a portion of such Portfolio Investment;

(i) The definition of “Noteless Assigned Loan” in Section 5.13 is hereby amended by adding the following at the end of such definition:

provided that, any portion of the Borrowing Base that consists of an Eligible Portfolio Investment that is a Noteless Assigned Loan shall be identified as such in any Borrowing Base Certificate.

(j) The definition of “Restructured Investment” in Section 5.13 is hereby deleted in its entirety and replaced with the following:

“Restructured Investment” means, as of any date of determination, (a) any Portfolio Investment that has been a Defaulted Obligation within the past six months, (b) any Portfolio Investment that has in the past six months been on cash non-accrual, or (c) any Portfolio Investment that has in the past six months been amended or subject to a deferral or waiver if both (i) the effect of such amendment, deferral or waiver is either, among other things, to (1) change the amount of previously required scheduled debt amortization (other than by reason of repayment thereof) or (2) extend the tenor of previously required scheduled debt amortization, in each case such that the remaining weighted average life of such Portfolio Investment is extended by more than 20% and (ii) the reason for such amendment, deferral or waiver is related to the deterioration of the credit profile of the underlying borrower such that, in the absence of such amendment, deferral or waiver, it is reasonably expected by the Borrower that such underlying borrower either (x) will not be able to make any such previously required scheduled debt amortization payment or (y) is anticipated to incur a breach of a material financial covenant.

(k) Paragraph 1(a) of Schedule 1.01(d) is hereby deleted in its entirety and replaced with the following:

(a) if a debt investment other than a Noteless Assigned Loan, (x) such Portfolio Investment is evidenced by an original promissory note registered in the name of an Obligor and delivered to the Custodian or the Collateral Agent and (y) all documentation evidencing or otherwise relating to such Portfolio Investment has been duly authorized and executed, is in full force and effect and is the legal, binding and enforceable obligation of the parties thereto and copies thereof (and in the case of the promissory note, the original) have been delivered to the Custodian or the Collateral Agent; provided, that with respect to clause (x) above and solely in the case of Portfolio Investments in which the Collateral Agent has a first-priority perfected security interest pursuant to a valid Uniform Commercial Code filing (a) the Borrower shall have up to 10 Business Days following the acquisition of a Portfolio Investment to deliver an original promissory note with respect to such Portfolio Investment to the Custodian or the Collateral Agent; and (b) as a result of the syndication, sale, transfer, assignment or exchange of a portion of a Portfolio Investment the Borrower shall have up to 20 Business Days to return, transfer, assign or exchange any promissory note with respect to such Portfolio Investment and deliver new or additional promissory notes to the Custodian or the Collateral Agent as required above (each an “Undelivered Note”) (it being understood that during the time periods in clauses (a) and (b) above only the portion of such Portfolio Investment that has not been syndicated, sold, transferred, assigned or exchanged shall satisfy the criteria specified in paragraph 1(a)(x)), provided, further that (i) any portion of the Borrowing Base that consists of an Eligible Portfolio Investment that is an Undelivered Note shall be identified as such in any Borrowing Base Certificate and (ii) at no time may the aggregate amount of Undelivered Notes included in the Borrowing Base constitute more than 10% of the Portfolio Investments included in the Borrowing Base.

(l) Paragraph 8 of Schedule 1.01(d) is hereby amended by adding the following after the words “the Collateral Agent is holding” and before the words “the documents evidencing” in clause (y):

(but only to the extent required to be delivered pursuant to paragraph 1)

SECTION II MISCELLANEOUS

2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the Borrower and each Subsidiary Guarantor party hereto have satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a) Documents. The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below to each Lender) in form and substance:

(1) Executed Counterparts. From each party hereto either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(2) Guarantee and Security Agreement. The Amendment No. 2, dated as of the date hereof, with respect to the Amended and Restated Guarantee, Pledge and Security Agreement, dated as of May 10, 2012 (as amended by Amendment No. 1, dated as of March 15, 2013 and Amendment No. 2, dated as of the date hereof (the “Amended Security Agreement”)), among the Borrower, the Subsidiary Guarantors, the Administrative Agent, the administrative agent under the Term Loan Credit Facility, each holder (or a representative, agent or trustee therefor) from time to time of any Secured Longer-Term Indebtedness, if any, and the Collateral Agent, duly executed and delivered by each of the parties thereto.

(3) Term Loan Amendment No. 3. The Amendment No. 3, dated as of the date hereof, with respect to the Senior Secured Term Loan Credit Agreement, dated as of May 10, 2012 (as amended by Amendment No. 1, dated as of February 13, 2013, Amendment No. 2, dated as of March 15, 2013, and Amendment No. 3, dated as of the date hereof), among the Borrower, the Subsidiary Guarantors, the lenders party thereto and the administrative agent thereunder, duly executed and delivered by each of the parties thereto.

(b) Default. No Default or Event of Default shall have occurred and be continuing under this Amendment or under any Material Indebtedness immediately before and after giving effect to the Amendment, any incurrence of Indebtedness under the Credit Agreement and the use of the proceeds thereof on a pro forma basis.

(c) Financial Covenants. The Borrower is in pro forma compliance with each of the covenants set forth in Section 6.07 of the Credit Agreement at the time of the Effective Date.

(d) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.

The contemporaneous exchange and release of executed signature pages by each of the Persons contemplated to be a party hereto shall render this Amendment effective and any such exchange and release of such executed signature pages by all such persons shall constitute satisfaction or waiver (as applicable) of any condition precedent to such effectiveness set forth above.

2.2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date and after giving effect to this Amendment:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor party hereto, and constitutes a legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor party hereto enforceable in accordance with its terms. The Credit Agreement, as amended by the Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.

(b) The representations and warranties set forth in Article 3 of the Credit Agreement as amended by this Amendment and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the Effective Date.

2.3. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.4. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent, (but excluding, for the avoidance of doubt, the allocated costs of internal counsel).

2.5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.6. Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09, 9.10 and 9.12 of the Credit Agreement are hereby incorporated by reference with respect to Section II.

2.7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

2.8. Consent and Affirmation

Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantors hereby to the extent applicable as of the Effective Date (a) consents to this Amendment and the transactions contemplated hereby, (b) agrees that the Amended Security Agreement and each of the Security Documents is in full force and effect, (c) confirms its guarantee (solely in the case of the Subsidiary Guarantors) and affirms its obligations under the Amended Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Amended Security Agreement), and (d) acknowledges and affirms that such guarantee and/or grant is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Amended Security Agreement).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

THL CREDIT, INC., as Borrower

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4]

THL CREDIT HOLDINGS, INC., as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4]

THL CORPORATE FINANCE, INC., as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4]

THL CORPORATE FINANCE LLC, as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4]

THL CREDIT YP HOLDINGS LLC, as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4]

THL CREDIT YP HOLDINGS INC., as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4]

THL CREDIT AIM MEDIA HOLDINGS INC., as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4]

ING CAPITAL LLC, as Administrative Agent and a Lender

By:	/s/ Patrick Frisch
Name:	Patrick Frisch
Title:	Managing Director

[Signature Page to Amendment No. 4]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Gregory Fishbein
Name:	Gregory Fishbein
Title:	Assistant Vice President

[Signature Page to Amendment No. 4]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Alex Verdone
Name:	Alex Verdone
Title:	Authorized Signatory

[Signature Page to Amendment No. 4]

ONEWEST BANK, FSB, as a Lender

By:	/s/ David Ligon
Name:	David Ligon
Title:	Executive Vice President

[Signature Page to Amendment No. 4]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jacob Garcia
Name:	Jacob Garcia
Title:	Director

[Signature Page to Amendment No. 4]

CITY NATIONAL BANK, as a Lender

By:	/s/ Brandon L. Feitelson
Name:	Brandon L. Feitelson
Title:	Senior Vice President

[Signature Page to Amendment No. 4]

CITIBANK, N.A., as a Lender

By:	/s/ Alexander Duka
Name:	Alexander Duka
Title:	Managing Director

[Signature Page to Amendment No. 4]

STIFEL BANK & TRUST, as a Lender

By:	/s/ Joseph L. Sooter, Jr.
Name:	Joseph L. Sooter, Jr.
Title:	Senior Vice President

[Signature Page to Amendment No. 4]